EXHIBIT 10.01

                               19
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     [Original printed on letterhead of Norwest Banks]



November 14, 1997

Mr. Eric P. Endy, Executive Vice President
Paul-Son Gaming Supplies, Inc.
1700 Industrial Road
Las Vegas, NV 89102
RE:  Letter Loan Agreement

Dear: Mr. Endy:

      We are pleased to inform you that Norwest Bank Nevada, National Association (the "Bank"), has approved the Credit Facilities described below, according to the terms and conditions set out in this Letter Loan Agreement (the "Agreement"), in addition to those set out in any other documents (collectively, the "Loan Documents") which may be signed in connection with this transaction.

      BORROWER: For purposes of this Agreement, the Borrower is Paul-Son Gaming Supplies, Inc. (the "Borrower").

     GUARANTOR: For purposes of this Agreement, the Guarantor is Paul-Son Gaming Corporation (the "Guarantor").

     CREDIT FACILITY 1: Borrower agrees to borrow from the Bank, and, subject to the terms and conditions of this Agreement and the other Loan Documents, Bank agrees to loan, to or for the benefit of Borrower, a sum not to exceed One Million Eight Hundred Thousand and no/100ths Dollars ($1,800,000.00). Indebtedness arising under Credit Facility 1 shall be evidenced by and bear interest as provided in Bank's form of promissory note, dated November 14, 1997 ("Note 1"), which shall be duly signed and delivered to Bank by Borrower, and all notes taken in renewal or modification of, additional to or substitution for it.

      CREDIT FACILITY 2: Subject to the terms and conditions of this Agreement and the other Loan Documents, Bank may make funds available to Borrower from time to time (the "Advances"), which Borrower may at the sole discretion of the Bank, which shall not be obligated to make any Advance hereunder, borrow, repay and reborrow until, but not including October 31, 1998, in an amount not to exceed One Million and No/100 Dollars ($1,000,000.00) in aggregate principal amount at any time outstanding. Indebtedness arising under the Credit Facility shall be evidenced by and bear interest as provided in Bank's form of promissory note, dated November 14, 1997 ("Note 2"), which shall be duly signed and delivered to Bank by Borrower, and all notes taken in renewal or modification of, additional to or substitution for it. Notes 1 and 2 shall be referred to collectively herein as the "Notes."

      LOAN PURPOSES: The purpose of Credit Facility 1 is to provide funds for the purchase of capital assets consisting of a manufacturing facility and equipment. The purpose of Credit Facility 2 is to provide funds availability in the event that Borrower either takes a longer maturity position in its investment portfolio or receives a significant order or series of orders requiring up-front charges that cannot be collected from new clients.

      MATURITY DATES:  The Maturity Date of Credit Facility 1  is
November  14,  2002  ("Maturity Date 1"). The  Maturity  Date  of
Credit  Facility 2 is the earlier of demand or October  31,  1998
("Maturity Date 2").

      INTEREST RATES: Interest on Credit Facility 1 shall be calculated at an annual fixed rate of eight and eighty-seven one-hundredths percent (8.87%), on the basis of actual days elapsed in a year of 360 days. Interest on Credit Facility 2 shall be calculated at an annual rate equal to the Base Rate on the

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basis  of actual days elapsed in a year of 360 days.  "Base Rate"
means the rate established by the Bank from time to time as its "base" or "prime" rate of interest. The interest rate on Credit Facility 2 may vary as often as daily with any change in the Base Rate.

      REPAYMENT:  Credit Facility 1 shall be repaid in fifty-nine
(59) consecutive monthly installments of $18,118.00 each commencing December 15, 1997, and continuing on the 15 day of each succeeding month, with a final payment on Maturity Date 1, at which time the entire remaining balance of principal and interest shall be immediately due and payable. Unless demand is made sooner, Credit Facility 2 shall be repaid in successive monthly installments of accrued interest commencing on December 1, 1997, and continuing on the first day of each succeeding month until Maturity Date 2, at which time the entire remaining balance of principal and interest shall be immediately due and payable.

      COLLATERAL: The Credit Facilities shall be secured by a perfected first security interest in all accounts, equipment, inventory and general intangibles of Borrower, whether owned as of the date of this Agreement or acquired or arising later, and by a title-insured first deed of trust on commercial real estate owned by Borrower located at 1700 Industrial Road, Las Vegas, Nevada.

      PREPAYMENT: The Credit Facilities may be prepaid in whole or in part at any time upon written or telephonic notice to the Bank. Prepayment must be received by the Bank before 12:00 p.m. local time in Nevada on any business day in order for prepayment to be credited as of that business day. Prepayment received at 12:00 p.m. or later local time in Nevada on any business day will be credited as of the next business day.

      SIGNIFICANT  COVENANTS:   Not in limitation  of  any  other
covenants which may be required by the Bank pursuant to the  Loan
Documents, during the term of the Credit Facilities or so long as any portion of either is outstanding, Borrower shall:

     (i) provide a resolution from the Borrower authorizing the execution, delivery and performance of all of the Loan
Documents by Borrower and all acts and transactions required or contemplated by them;

       (ii)        provide   a  resolution  from  the   Guarantor
authorizing the execution, delivery and performance of all of the Loan Documents by Guarantor and all acts and transactions required or contemplated by them;

      (iii) provide consolidated quarterly company-prepared financial statements for Guarantor and its subsidiaries within 45 days after the end of each fiscal quarterly period, accompanied by a copy of Borrower's 10-Q report filed with the Securities and Exchange Commission;

      (iv) provide CPA-audited consolidated annual financial statements for Guarantor and its subsidiaries within 120 days after the end of each fiscal year, accompanied by a copy of Borrower's 10-K report filed with the Securities and Exchange Commission;

      (v) provide a company-prepared statement listing all accounts receivable and accounts payable, with agings upon request;

     (vi)      not make any loans to others;

      (vii) not incur any obligations except for those incurred in the ordinary course of its business;

      (viii) maintain a tangible net worth at all times of not less than $14,500,000.00, tangible net worth to be calculated by subtracting from owners' equity (a) intangible assets, as defined by Generally Accepted Accounting Principles, (b) net leaseholds,
(c) all amounts due from or investments in related parties, (d) other assets which the Bank could not realize upon, and (e) those other assets classified by the Bank's statement center standards as intangibles;

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     (ix)      maintain a total liabilities to tangible net worth
ratio of no greater than 0.5 to 1.0, which ratio, for purposes of this Agreement, shall be calculated on a quarterly basis by dividing total liabilities, less subordinated debt by tangible net worth, plus subordinated debt (subordinated debt being defined as indebtedness of Borrower to other parties which is subordinated, in form acceptable to Bank, to indebtedness of Borrower to Bank);

      (x)        maintain an annualized profitability of not less
than  $250,000.00,  which  shall be defined  as   after  tax  net
income;

     (xi)      maintain principal bank accounts with the Bank;

      (xii) not permit any material change in its day-to-day management personnel to occur, including without limitation, the involvement of Paul Endy;

      (xiii) not permit the attachment of any lien against Borrower's property;

      (xiv) pay off, on demand from the Bank and obtain a release of, any lien on the Collateral for the Credit Facility which would impair the lien priority of the Bank on the Collateral;

     (xv)       provide  to  Bank  a guaranty  agreement  whereby
Guarantor guarantees repayment of all indebtedness of Borrower to Bank;

      (xvi) provide before execution of the Loan Documents, a Hazardous Waste Certificate in form and content satisfactory to the Bank; and,

     (xvii)    pay all taxes when due.

      EXPENSES: Expenses, not limited to internal or external legal fees, an appraisal fee and an environmental assessment fee plus all costs incurred in connection with maintaining, and enforcing the Credit Facilities, including, but not limited to, court costs and attorney fees, shall be paid by the Borrower.

     CONDITIONS TO FACILITY: The Bank's obligation to provide or to fund all or any portion of the Credit Facilities and the extension of credit, if any, set forth in the Loan Documents will be conditioned upon the following:

      (i) no material adverse change in the condition, financial or otherwise, of Borrower, Guarantor or the Collateral shall have occurred, and no action, suit or proceeding shall be instituted or threatened relating to the Credit Facilities;

      (ii)  execution  of and delivery to the Bank  of  the  Loan
Documents, all in form and substance satisfactory to the Bank and its counsel;

     (iii) receipt of an appraisal report order by the Bank from an appraiser acceptable to the Bank in its sole discretion;

      (iv) receipt of a Phase I environmental assessment report ordered by the Bank from a consultant acceptable to the Bank showing an environmental condition of the Collateral acceptable to the Bank

      (v) Borrower shall hold harmless and indemnify the Bank from any and all claims of any nature arising out of Borrower's business; and,

      (vi) Borrower shall not be in default of any of the terms of the Credit Facilities, any of the Loan Documents or of any other agreement with the Bank.

      EVENTS OF DEFAULT: Each of the following shall constitute an Event of Default:

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      (i)  default in any payment of interest or of principal  on any Note when due, and continuance thereof for 10 days;

      (ii) default in the observance or performance of any agreement of the Borrower set forth in the Significant Covenants or Conditions to Facility hereof or in any other agreement between the Bank and the Borrower or evidence of indebtedness of the Borrower to the Bank;

     (iii) default in the observance or performance of any other agreement of the Borrower herein set forth and continuance thereof for 30 days;

     (iv) default by Borrower or Guarantor in the payment of any other indebtedness for borrowed money to any party or in the observance or performance of any term, covenant or agreement of Borrower or Guarantor in any agreement relating to any indebtedness of Borrower or Guarantor to any party, the effect of which default is to permit the holder of such indebtedness to declare the same due prior to the date fixed for its payment under the terms thereof;

      (v) any representation or warranty made by the Borrower herein or in any statement or certificate furnished by the Borrower hereunder, is untrue in any material respect; or

      (vi) the occurrence of any litigation or governmental proceeding which is pending or threatened against Borrower or Guarantor, which could have a material adverse effect on the Borrower's or Guarantor's financial condition or business, and which is not remedied within a reasonable period of time (a reasonable period of time not to exceed 10 days) after notice thereof to the Borrower.

      REMEDIES: Immediately upon the occurrence of an Event of Default, or at any time thereafter, unless such Event of Default is remedied, the Bank or the holder of the Note may, by notice in writing to the Borrower, declare the Credit Facilities to be terminated or the Notes to be due and payable, or both, whereupon the Credit Facilities shall immediately terminate or the Notes shall immediately become due and payable, or both, as the case may be.

      BANKRUPTCY: If the Borrower or Guarantor becomes insolvent or bankrupt, or makes an appointment for the benefit of creditors or consents to the appointment of a custodian, trustee or receiver for itself or for the greater part of its properties; or a custodian, trustee or receiver is appointed for the Borrower or Guarantor or for the greater part of its properties without its consent and is not discharged within 60 days; or bankruptcy, reorganization or liquidation proceedings are instituted by or against the Borrower or Guarantor and, if instituted against it, are consented to by it or remain undismissed for 60 days, then the Credit Facilities shall immediately terminate and the Notes shall automatically become immediately due and payable, without notice.

         DEMAND FEATURE ACKNOWLEDGMENT: The foregoing notwithstanding, Borrower acknowledges that the indebtedness, if any, arising under the Credit Facility 2 is payable upon demand by the Bank whether or not an Event of Default or Bankruptcy proceeding has occurred.

     MISCELLANEOUS:

     (i) Collateral securing the Credit Facilities shall also secure any other indebtedness of the Borrower to the Bank, and collateral securing any other indebtedness of the Borrower to the Bank shall also secure the Credit Facilities.

       ARBITRATION: Subject to the provisions of the next paragraph below, the Bank, the Borrower and the Guarantor agree to submit to binding arbitration any and all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys and other agents) arising out of or relating to in any way (i) the Credit Facilities and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

However, "Core Proceedings" under the United States Bankruptcy Code shall be exempted from arbitration. Such arbitration shall proceed in Las Vegas, Nevada, shall be governed by the Federal Arbitration Act (Title 9 of the United State Code), and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

      Nothing in the preceding paragraph, nor the exercise of any right to arbitrate, shall limit the right of any party hereto (i) to foreclose against real or personal property collateral by the exercise of the power of sale, under a deed of trust, mortgage, or other pledge, security agreement or instrument, or applicable law; (ii) to exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or
(iii)  to  obtain  provisional  or  ancillary  remedies  such  as replevin, injunctive relief, attachment or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any such judicial relief, or provisional or ancillary remedies, or exercise of self-help remedies.

      Arbitration under this Agreement shall be before a single arbitrator, who shall be a neutral attorney who has practiced in the area of commercial law for at least 10 years, selected in the manner established by the Commercial Arbitration Rules of the AAA.

      AGREEMENT CONTROLS:  The Loan Documents shall include  this
Agreement.   In  the  event  of a conflict  between  any  of  the
provisions of this Agreement and any provisions of any other Loan
Documents, the provisions of this Agreement shall control.

      ACCEPTANCE REQUIRED: It is a condition of this Agreement that Borrower and Guarantor accept it in writing by signing the original, or a counterpart of the original which shall have the same effect as signing of a single original, and by returning the accepted Agreement to the Bank. If Borrower or Guarantor fails to accept and return this Agreement, the Bank shall have no obligation under it.

NORWEST BANK NEVADA,
NATIONAL ASSOCIATION


By:  /s/ Ralph Miller
     Ralph Miller, Vice President

     Accepted and approved this 14 day of November, 1997

PAUL-SON GAMING SUPPLIES, INC.,
BORROWER


By: /s/ Eric P. Endy                       By: /s/ Kirk Scherer
    Eric P. Endy, Executive Vice President     Kirk Scherer, Treasurer, CFO

PAUL-SON GAMING CORPORATION,
GUARANTOR


By:  /s/ Eric P. Endy                 By:    /s/ Kirk Scherer
     Eric P. Endy, President                 Kirk Scherer, Treasurer, CFO

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                                          Date: November 14, 1997

                            GUARANTY

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Norwest Bank Nevada, National Association ("Norwest"), at its option, at any time or from time to time to make loans or extend other accommodations (the "Credit Facilities") to or for the account of Paul-Son Gaming Supplies, Inc. ("Borrower") or to engage in any other transactions with Borrower, the undersigned hereby absolutely and unconditionally guarantees to Norwest the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations (hereinafter, the "Indebtedness") of Borrower to Norwest evidenced by or arising out of that certain Letter Loan Agreement made between Borrower and Norwest on November 14, 1997, together with the Notes and Security Agreement defined and described therein.

The undersigned further acknowledges and agrees with Norwest that:

     1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

     2. If the undersigned shall be or become insolvent (however defined), then Norwest shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to Norwest the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     3. The liability of the undersigned hereunder shall be limited to a principal amount of $2,800,000.00, plus accrued interest thereon and all attorneys' fees, collection costs and enforcement expenses referrable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the undersigned hereunder. Norwest may apply any sums received by or available to the Bank on account of the
Indebtedness  from  Borrower  or any  other  person  (except  the undersigned) from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder. Any payment made by the undersigned under this Guaranty shall be effective to reduce or discharge the undersigned's liability hereunder only if accompanied by a written transmittal document, received by Norwest advising Norwest that such payment is made under this Guaranty for such purpose.

     4. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

     5. The undersigned will pay or reimburse Norwest for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Norwest in connection with the protection, defense or enforcement of this Guaranty in any litigation or bankruptcy or insolvency proceedings.

     6. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended, Norwest may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which Norwest is expressly authorized to do, omit or suffer from time to time, without notice to or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, substitute or enforce any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; and (x) any election by Norwest under the United States Bankruptcy Code.

     7. The undersigned waives any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against Norwest any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

     8. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. Norwest shall not be required first to resort for payment of the Indebtedness to Borrower or other person or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this Guaranty.

     9. If any payment applied by Norwest to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

     10. The liability of the undersigned under this Guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to Norwest as maker, guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     11. This Guaranty shall be enforceable against each person signing this Guaranty. All agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of the undersigned. This Guaranty shall be effective upon delivery to Norwest without further act, condition or acceptance by Norwest, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned and shall inure to the benefit of Norwest and its successors and assigns. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and Norwest. This Guaranty is issued in the State of Nevada and shall be governed by its laws. The undersigned waives notice of Norwest's acceptance hereof and waives the right to a trial by jury in any action based on or pertaining to this Guaranty.

     12.  COLLATERAL:  Secured by Accounts Receivable, Inventory,
Equipment and General Intangibles.

     13. ARBITRATION: Subject to the provisions of the next paragraph below, Norwest and the Guarantor agree to submit to binding arbitration any and all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys and other agents) arising out of or relating to in any way (i) the Credit Facilities and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. However, "Core Proceedings" under the United States Bankruptcy Code shall be exempted from arbitration. Such arbitration shall proceed in Las Vegas, Nevada, shall be governed by the Federal Arbitration Act (Title 9 of the United State Code), and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration
Association ("AAA"). The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

Nothing in the preceding paragraph, nor the exercise of any right to arbitrate, shall limit the right of any party hereto (i) to foreclose against real or personal property collateral by the exercise of the power of sale, under a deed of trust, mortgage, or other pledge, security agreement or instrument, or applicable law; (ii) to exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or
(iii)  to  obtain  provisional  or  ancillary  remedies  such  as replevin, injunctive relief, attachment or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any such judicial relief, or provisional or ancillary remedies, or exercise of self-help remedies.

      Arbitration under this Agreement shall be before a single arbitrator, who shall be a neutral attorney who has practiced in the area of commercial law for at least 10 years, selected in the manner established by the Commercial Arbitration Rules of the AAA.

IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned the day and year first above written.

PAUL-SON GAMING CORPORATION


By:  /s/  Eric P. Endy
     Eric P. Endy, President


By:  /s/  Kirk Scherer
     Kirk Scherer, Treasurer, CFO

                            TERM NOTE

$1,800,000.00                                   November 14, 1997


      For Value Received, the undersigned promises to pay to the order of Norwest Bank Nevada, National Association, a national banking association of Law Vegas, Nevada (the "Bank"), at its principal office at 3300 West Sahara Avenue, Las Vegas, Nevada 89102, or at any other place designated at any time by the holder of this Note, the principal sum of ONE MILLION EIGHT HUNDRED
THOUSAND  AND  NO/100  DOLLARS  ($1,800,000.00),  together   with
interest (calculated on the basis of actual days elapsed in a 360-day year) on the unpaid balance of this Note from the date hereof until this Note is fully paid, at a fixed annual rate of eight and eighty-seven one-hundredths percent (8.87%).

      This  Note shall be due and payable as follows:  Fifty-nine
(59) consecutive monthly installments in the amount of $18,118.00 each, commencing December 15, 1997, and continuing on the 15 day of each succeeding month, with a final payment on November 15, 2002, at which time the entire remaining balance of principal and interest shall be immediately due and payable.

      This Note evidences a debt under the terms of a certain Letter Loan Agreement of even date, and any amendments thereto, between the Bank and the undersigned, which agreement is incorporated herein by reference for additional terms and conditions, including default and acceleration provisions.

PAUL-SON GAMING SUPPLIES, INC.



By:  /S/ ERIC P. ENDY
     Eric P. Endy, Executive Vice President



By:  /S/ KIRK SCHERER
     Kirk Scherer, Treasurer, CFO

                         PROMISSORY NOTE

$1,000,000.00                                   Las Vegas, Nevada
                                                November 14, 1997

      For Value Received, the undersigned promises to pay to the order of Norwest Bank Nevada, National Association, a national banking association, of Las Vegas, Nevada (the "Bank"), at its principal office at 3300 West Sahara Avenue, Las Vegas, Nevada 89102, or at any other place designated at any time by the holder of this Note, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) or so much of that amount as is disbursed and remains outstanding on the due date hereof, as shown by the Bank's liability record, together with interest (calculated on the basis of actual days elapsed in a 360-day year) on the unpaid balance of this Note from the date hereof until this Note is fully paid, at an annual rate equal to the Base Rate. As used herein, "Base Rate" means the rate of interest established by the Bank from time to time as its "base" or "prime" rate of interest.

      This Note is payable on demand. Unless demand is made sooner, this Note shall be payable in monthly installments of interest only, commencing December 15, 1997, and continuing on the first day of each succeeding month with a final payment on October 31, 1998, at which time the entire remaining balance of principal and interest shall be immediately due and payable.

      This Note evidences a debt under the terms of a certain Letter Loan Agreement of even date herewith, and any amendments thereto, between the Bank and the undersigned, which agreement is incorporated herein by reference for additional terms and conditions, including default and acceleration provisions.

PAUL-SON GAMING SUPPLIES, INC.



By:  /S/ ERIC P. ENDY
     Eric P. Endy, Executive Vice President


By:  /S/ KIRK SCHERER
     Kirk Scherer, Treasurer, CFO

                          CONTINUING SECURITY AGREEMENT

                                                     Date: November 14, 1997

DEBTOR    Paul-Son Gaming Supplies, Inc.   SECURED   Norwest Bank Nevada,
                                           PARTY     National Association

BUSINESS OR
RESIDENCE      1700 Industrial Road        ADDRESS   3300 West Sahara Avenue
ADDRESS

CITY, STATE    Las Vegas, Nevada 89102     CITY, STATE  Las Vegas, Nevada 89102
& ZIP CODE                                 & ZIP CODE


1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of all debts, liabilities and obligations (called the "Obligations") which Debtor may now or at any future time owe to Secured Party, Debtor grants Secured Party a security interest (called the "Security Interest") in the following property (called the "Collateral") (check applicable boxes and complete information):

     (a)  INVENTORY:

          [X] All inventory of Debtor, whether owned by Debtor now or acquired by Debtor after the date of this Continuing Security Agreement, and wherever located;

     (b)  EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:

          [X] All equipment of Debtor, whether owned by Debtor now or acquired by Debtor after the date of this Continuing Security Agreement. Equipment includes, but is not limited to, machinery, vehicles, furniture and fixtures, whether used in manufacturing, shop or office functions. Also included are goods described in any equipment schedule given to Secured Party at any time by Debtor. However, the Security Interest granted in this Continuing Security Agreement is valid whether or not an equipment schedule or list is given to Secured Party.

     (c)  ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

           [X] Every right of Debtor to the payment of money, whether the right now exists or arises after the date of this Continuing Security Agreement, including, but not limited to, rights to payment arising from:

          (i) a sale, lease or other disposition of goods or other property by Debtor,
          (ii) a doing of some service or services by Debtor,
          (iii) a loan by Debtor,
          (iv) the overpayment of taxes or other liabilities of Debtor,
          (v)   or otherwise under any contract or agreement.

                This  Security Interest covers all rights  to  payment
whether or not they have been earned by Debtor and however they are evidenced. Secured Party is also granted a Security Interest in all other rights and interests, including all liens and security interests, which Debtor may have at any time by law or agreement against any party obligated to make payment to Debtor or against the property of any party obligated to make payment to Debtor. All of the above includes, but is not limited to, present and future debt instruments, chattel paper, accounts, loans and obligations receivable and tax refunds.

     (d)  GENERAL INTANGIBLES:

           [X]   All  general intangibles of Debtor, whether owned  by
Debtor now or acquired by Debtor after the date of this Continuing Security Agreement, including, but not limited to:

               (i)   patents and applications for patents,
               (ii)  copyrights,
               (iii) trademarks and tradenames,
               (iv)  trade secrets and customer lists,
               (v)   good will,
               (vi)  permits, licenses and franchises, and
               (vii) the right to use Debtor's name.

Collateral also includes all substitutions and replacements for and products of any of the Collateral, except consumer goods. Collateral also includes proceeds of Collateral, all accessions to it and, except in the case of consumer goods, all:

                (i) accessories, attachments, parts, equipment and repairs attached or affixed to or used in connection with the
Collateral  now  or  after  the  date  of  this  Continuing   Security
Agreement, and
                (ii) warehouse receipts, bills of lading and other documents of title covering Collateral now or after the date of this Continuing Security Agreement.

2.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS.   Debtor  represents,
warrants and agrees that:

     (a)  Debtor is a corporation.

      (b) The Collateral will be used primarily for business purposes other than farming operations.

     (c) Debtor's chief executive office is located at the address of Debtor shown at the beginning of this Continuing Security Agreement.

     [X]  WAIVER OF EXEMPTION
          (Enforceable only if box is checked.)

I UNDERSTAND THAT SOME OR ALL OF THE ABOVE PROPERTY MAY BE PROTECTED BY LAW FROM THE CLAIMS OF CREDITORS, AND I VOLUNTARILY GIVE UP MY RIGHT, IF ANY, TO THAT PROTECTION FOR THE ABOVE LISTED PROPERTY WITH RESPECT TO CLAIMS ARISING OUT OF THIS CONTRACT.

3.   ADDITIONAL  REPRESENTATIONS, WARRANTIES AND  AGREEMENTS.   Debtor
represents, warrants and agrees that:

      (a) Debtor has, or will have at the time Debtor obtains rights in the Collateral, absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest and any other security interests, liens and encumbrances disclosed to the Secured Party in writing prior to the signing of this Continuing Security Agreement.

      (b) Debtor will not sell or otherwise dispose of the Collateral or any interest in it without the prior written consent of the Secured Party, except that, until an event of default occurs and Secured Party notifies Debtor to stop doing so, Debtor may sell any inventory Collateral to buyers in the ordinary course of business and may use and consume any farm products Collateral in Debtor's farming operations.

      (c) The signing of this Continuing Security Agreement has been properly authorized by all necessary corporate action.

      (d) All items of tangible Collateral are located where Debtor has indicated to Secured Party that they are located, and Debtor will not permit tangible Collateral to be moved to any other location without the prior written consent of Secured Party. If tangible Collateral is moved to another location, Debtor will cooperate with Secured Party in the preparation and filing of any document which Secured Party believes is necessary to perfect its Security Interest in the Collateral at the new location.

     (f) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is, or will be when arising or issued, the valid, genuine and legally enforceable obligation, of the account debtor or other obligor named in it or in Debtor's records pertaining to it as being obligated to pay it. The obligation is not subject to any defense, set-off or counterclaim other than those arising in the ordinary course of business.

      (g) Debtor will not agree to any material modification or amendment of or any cancellation of any obligation owing to Debtor that is Collateral without Secured Party's prior written consent. Debtor will not subordinate any right to payment to claims of other creditors of any account debtor or other obligor.

      (h)  Debtor will:

           (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective Collateral,
           (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest,
          (iii) keep all Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest and any other security interests, liens and encumbrances agreed to, in writing, by Secured Party, prior to their creation,
           (iv) permit Secured Party or its representatives, at all reasonable times, to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and pertaining to Debtors business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor,
           (v) keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party periodic reports concerning the Collateral and Debtor's business and financial condition as reasonably requested from time to time by Secured Party,
           (vi) promptly notify Secured Party, in no event later than 10 days following such occurrence, of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper or account constituting Collateral,
          (vii) if Secured Party at any time so requests, promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor,
           (viii) at all times keep tangible Collateral insured against risks of fire, including so-called extended coverage; theft; collision, in case of Collateral consisting of motor vehicles; and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest,
           (ix) from time to time sign financing statements as reasonably required by Secured Party in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, sign such documents as may be required to have the Security Interest properly noted on a certificate of title,
           (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses. Included, in each case, are all reasonable attorneys' fees, incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Continuing Security Agreement or any or all of the Obligations. Also included are expenses incurred in any litigation or bankruptcy or insolvency proceeding,
           (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this Continuing Security Agreement,
           (xii) not use or keep or permit any Collateral to be used or kept for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance,
           (xiii) permit Secured Party at any time and from time to time to send requests to account debtors or other obligors for verification of amounts owed to Debtor, and
           (xiv) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or after acquired by any mortgagee of the real property or the owner or purchaser of any interest in that real property.

4. FAILURE TO PERFORM. If Debtor at any time fails to perform or observe any agreement contained in paragraph 3(i), and if such failure continues for a period of 10 calendar days after Secured Party gives Debtor written notice of the failure or, in the case of the agreements contained in clauses (viii) and (ix) of paragraph 3.(i), immediately upon the occurrence of such failure, without notice or lapse of time, the Secured Party:

      (a) may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Debtor, or, at Secured Party's option, in Secured Party's own name, and

      (b) may, but need not, take any and all other actions which Secured Party reasonably believes necessary to cure or correct such failure. Such actions may include, but are not limited to, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the obtaining and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the obtaining of repairs, transportation or insurance.

5. REIMBURSEMENT. Except to the extent that the effect of payment would be to cause any loan or forbearance of money to be usurious or otherwise illegal under any applicable law, Debtor shall pay Secured Party on demand the amount of all moneys expended and costs and expenses. Included in this reimbursement requirement are reasonable attorneys' fees, incurred by Secured Party in connection with or as a result of Secured Party's performing or observing any agreements in the name, place and stead of Debtor or taking such actions. Debtor shall also pay interest on these amounts from the date expended or incurred by Secured Party at the highest rate of interest then applicable to any of the Obligations.

6. POWER OF ATTORNEY. To further the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints Secured Party, or its delegate, as the attorney-in-fact of Debtor. Secured Party shall have the right, but not the duty, from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name of and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under paragraphs 3, 4, 5, 6 and 7 of this Continuing Security Agreement. This appointment is coupled with an interest.

7. LOCK BOX, COLLATERAL ACCOUNT. If Secured Party requests at any time, Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the exclusive control of Secured Party. Debtor authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments, received in the lock box. All deposits in the collateral account constitute proceeds of Collateral and do not constitute payment of any Obligation. At its option, Secured Party may, at any time, apply finally collected funds on deposit in the collateral account to the payment of the Obligations in any order of application as Secured Party wishes, or permit Debtor to withdraw all or any part of the balance on deposit in the collateral account. If a collateral account is established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into the collateral account, all payments on accounts and chattel paper received by Debtor. All payments shall be delivered to Secured Party in the form received, except for Debtor's endorsement where necessary. Until deposited in the collateral account, all payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

8. COLLECTION RIGHTS OF SECURED PARTY. Notwithstanding Secured Party's rights under Section 7 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may, at any time (both before and after the occurrence of an Event of Default) notify any account Debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to its account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any account debtor or other obligor.

9. ASSIGNMENT OF INSURANCE. Debtor assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

10.  EVENTS  OF  DEFAULT.   Each  of the following  occurrences  shall
constitute an event of default under this Agreement (herein called "Event of Default"):

      (a) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement in this Continuing Security Agreement binding on it.

      (b) Any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading.

      (c) A garnishment, summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor.

      (d) Debtor or any guarantor of any Obligation shall: (i) be or become insolvent (however defined); (ii) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; (iii) if a corporation, partnership, or organization, be dissolved or liquidated or, if a partnership, suffer the death of a partner or, if an individual, die; (iv) go out of business; or (v) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

11. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under Section 10 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

      (a) Declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand.

      (b) Exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice, which Debtor expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral. Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be considered commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action.

      (c) Exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 10(d)(ii), all Obligations shall be immediately due and payable without demand or notice. Secured Party is granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party believes necessary or appropriate to the disposition of any Collateral.

12. OTHER PERSONAL PROPERTY. Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of the Collateral, but which are located or found upon or within the Collateral, describing the property, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to the property without actual knowledge of the existence of the property or without actual knowledge that it was located or to be found upon or within the Collateral.

13. MISCELLANEOUS.

      (a) This Continuing Security Agreement does not contemplate a sale of accounts, or chattel paper.

      (b) Debtor agrees that each provision whose box is checked is part of this Continuing Security Agreement. This Continuing Security Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given.

     (c) Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies.

     (d) All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

      (e) All notices to be given to Debtor shall be considered sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records.

      (f) Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be considered fulfilled if Secured Party exercises reasonable care in physically safekeeping the Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.

     (g) This Continuing Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party. Debtor waives notice of Secured Party's acceptance of this Continuing Security Agreement.

      (h) Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. Except to the extent otherwise required by law, this Continuing Security Agreement shall be governed by the internal laws of the state named as part of Secured Party's address above.

      (i) If any provision or application of this Continuing Security Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Continuing Security Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

      (j) All representations and warranties contained in this Continuing Security Agreement shall survive the execution, delivery and performance of this Continuing Security Agreement and the creation and payment of the Obligations.

     (k) If this Continuing Security Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly. All of the signers shall be bound both severally and jointly with the other(s). The Obligations shall include all debts, liabilities and obligations owed to Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally. All property described in
Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them.

14. ARBITRATION: Subject to the provisions of the next paragraph below, the Secured Party and the Debtor agree to submit to binding arbitration any and all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys and other agents) arising out of or relating to in any way (i) the Obligations and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. However, "Core Proceedings" under the United States Bankruptcy Code shall be exempted from arbitration. Such arbitration shall proceed in Las Vegas, Nevada, shall be governed by the Federal Arbitration Act (Title 9 of the United State Code), and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     Nothing in the preceding paragraph, nor the exercise of any right to arbitrate, shall limit the right of any party hereto (i) to foreclose against real or personal property collateral by the exercise of the power of sale, under a deed of trust, mortgage, or other pledge, security agreement or instrument, or applicable law; (ii) to exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any such judicial relief, or provisional or ancillary remedies, or exercise of self-help remedies.

      Arbitration under this Agreement shall be before a single arbitrator, who shall be a neutral attorney who has practiced in the area of commercial law for at least 10 years, selected in the manner established by the Commercial Arbitration Rules of the AAA.

PAUL-SON GAMING SUPPLIES, INC.


By:  /s/ Eric P. Endy
     Eric P. Endy, Executive Vice President


By:  /s/ Kirk Scherer
     Kirk Scherer, Treasurer, CFO

                          CONTINUING SECURITY AGREEMENT

                                                 Date: November 14, 1997

DEBTOR    Paul-Son Gaming Corporation   SECURED   Norwest Bank Nevada,
                                        PARTY     National Association

BUSINESS OR
RESIDENCE      1700 Industrial Road     ADDRESS   3300 West Sahara Avenue
ADDRESS

CITY, STATE    Las Vegas, Nevada 89102  CITY, STATE  Las Vegas, Nevada 89102
& ZIP CODE                              & ZIP CODE


1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of all debts, liabilities and obligations (called the "Obligations") which Debtor may now or at any future time owe to Secured Party, including, but not limited to, obligations arising under its guaranty of indebtedness of Paul-Son Gaming Supplies, Inc. to the Secured Party, Debtor grants Secured Party a security interest (called the "Security Interest") in the following property (called the "Collateral") (check applicable boxes and complete information):

     (a)  INVENTORY:

          [X] All inventory of Debtor, whether owned by Debtor now or acquired by Debtor after the date of this Continuing Security Agreement, and wherever located;

     (b)  EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:

          [X] All equipment of Debtor, whether owned by Debtor now or acquired by Debtor after the date of this Continuing Security Agreement. Equipment includes, but is not limited to, machinery, vehicles, furniture and fixtures, whether used in manufacturing, shop or office functions. Also included are goods described in any equipment schedule given to Secured Party at any time by Debtor. However, the Security Interest granted in this Continuing Security Agreement is valid whether or not an equipment schedule or list is given to Secured Party.

     (c)  ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

           [X] Every right of Debtor to the payment of money, whether the right now exists or arises after the date of this Continuing Security Agreement, including, but not limited to, rights to payment arising from:

               (i)   a sale, lease or other disposition
                     of goods or other property by Debtor,
               (ii)  a doing of some service or services by Debtor,
               (iii) a loan by Debtor,
               (iv) the overpayment of taxes or other liabilities of Debtor,
               (v)   or otherwise under any contract or agreement.

                This  Security Interest covers all rights  to  payment
whether or not they have been earned by Debtor and however they are evidenced. Secured Party is also granted a Security Interest in all other rights and interests, including all liens and security interests, which Debtor may have at any time by law or agreement against any party obligated to make payment to Debtor or against the property of any party obligated to make payment to Debtor. All of the above includes, but is not limited to, present and future debt instruments, chattel paper, accounts, loans and obligations receivable and tax refunds.

     (d)  GENERAL INTANGIBLES:

           [X]   All  general intangibles of Debtor, whether owned  by
Debtor now or acquired by Debtor after the date of this Continuing Security Agreement, including, but not limited to:

               (i)   patents and applications for patents,
               (ii)  copyrights,
               (iii) trademarks and tradenames,
               (iv)  trade secrets and customer lists,
               (v)   good will,
               (vi)  permits, licenses and franchises, and
               (vii) the right to use Debtor's name.

Collateral also includes all substitutions and replacements for and products of any of the Collateral, except consumer goods. Collateral also includes proceeds of Collateral, all accessions to it and, except in the case of consumer goods, all:

                (i) accessories, attachments, parts, equipment and repairs attached or affixed to or used in connection with the
Collateral  now  or  after  the  date  of  this  Continuing   Security
Agreement, and
                (ii) warehouse receipts, bills of lading and other documents of title covering Collateral now or after the date of this Continuing Security Agreement.

2.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS.   Debtor  represents,
warrants and agrees that:

     (a)  Debtor is a corporation.

      (b) The Collateral will be used primarily for business purposes other than farming operations.

     (c) Debtor's chief executive office is located at the address of Debtor shown at the beginning of this Continuing Security Agreement.

     [X]  WAIVER OF EXEMPTION
          (Enforceable only if box is checked.)

I UNDERSTAND THAT SOME OR ALL OF THE ABOVE PROPERTY MAY BE PROTECTED BY LAW FROM THE CLAIMS OF CREDITORS, AND I VOLUNTARILY GIVE UP MY RIGHT, IF ANY, TO THAT PROTECTION FOR THE ABOVE LISTED PROPERTY WITH RESPECT TO CLAIMS ARISING OUT OF THIS CONTRACT.

3.   ADDITIONAL  REPRESENTATIONS, WARRANTIES AND  AGREEMENTS.   Debtor
represents, warrants and agrees that:

      (a) Debtor has, or will have at the time Debtor obtains rights in the Collateral, absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest and any other security interests, liens and encumbrances disclosed to the Secured Party in writing prior to the signing of this Continuing Security Agreement.

      (b) Debtor will not sell or otherwise dispose of the Collateral or any interest in it without the prior written consent of the Secured Party, except that, until an event of default occurs and Secured Party notifies Debtor to stop doing so, Debtor may sell any inventory Collateral to buyers in the ordinary course of business and may use and consume any farm products Collateral in Debtor's farming operations.

      (c) The signing of this Continuing Security Agreement has been properly authorized by all necessary corporate action.

      (d) All items of tangible Collateral are located where Debtor has indicated to Secured Party that they are located, and Debtor will not permit tangible Collateral to be moved to any other location without the prior written consent of Secured Party. If tangible Collateral is moved to another location, Debtor will cooperate with Secured Party in the preparation and filing of any document which Secured Party believes is necessary to perfect its Security Interest in the Collateral at the new location.

     (f) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is, or will be when arising or issued, the valid, genuine and legally enforceable obligation, of the account debtor or other obligor named in it or in Debtor's records pertaining to it as being obligated to pay it. The obligation is not subject to any defense, set-off or counterclaim other than those arising in the ordinary course of business.

      (g) Debtor will not agree to any material modification or amendment of or any cancellation of any obligation owing to Debtor that is Collateral without Secured Party's prior written consent. Debtor will not subordinate any right to payment to claims of other creditors of any account debtor or other obligor.

     (h)  Debtor will:

           (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective Collateral,
           (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest,
          (iii) keep all Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest and any other security interests, liens and encumbrances agreed to, in writing, by Secured Party, prior to their creation,
           (iv) permit Secured Party or its representatives, at all reasonable times, to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and pertaining to Debtors business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor,
           (v) keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party periodic reports concerning the Collateral and Debtor's business and financial condition as reasonably requested from time to time by Secured Party,
           (vi) promptly notify Secured Party, in no event later than 10 days following such occurrence, of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper or account constituting Collateral,
          (vii) if Secured Party at any time so requests, promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor,
           (viii) at all times keep tangible Collateral insured against risks of fire, including so-called extended coverage; theft; collision, in case of Collateral consisting of motor vehicles; and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest,
           (ix) from time to time sign financing statements as reasonably required by Secured Party in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, sign such documents as may be required to have the Security Interest properly noted on a certificate of title,
           (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses. Included, in each case, are all reasonable attorneys' fees, incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Continuing Security Agreement or any or all of the Obligations. Also included are expenses incurred in any litigation or bankruptcy or insolvency proceeding,
           (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this Continuing Security Agreement,
           (xii) not use or keep or permit any Collateral to be used or kept for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance,
           (xiii) permit Secured Party at any time and from time to time to send requests to account debtors or other obligors for verification of amounts owed to Debtor, and
           (xiv) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or after acquired by any mortgagee of the real property or the owner or purchaser of any interest in that real property.

4. FAILURE TO PERFORM. If Debtor at any time fails to perform or observe any agreement contained in paragraph 3.(i), and if such failure continues for a period of 10 calendar days after Secured Party gives Debtor written notice of the failure or, in the case of the agreements contained in clauses (viii) and (ix) of paragraph 3.(i), immediately upon the occurrence of such failure, without notice or lapse of time, the Secured Party:

      (a) may, but need not, perform or observe such agreement on behalf and in the name, place and stead of Debtor, or, at Secured Party's option, in Secured Party's own name, and

      (b) may, but need not, take any and all other actions which Secured Party reasonably believes necessary to cure or correct such failure. Such actions may include, but are not limited to, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the obtaining and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the obtaining of repairs, transportation or insurance.

5. REIMBURSEMENT. Except to the extent that the effect of payment would be to cause any loan or forbearance of money to be usurious or otherwise illegal under any applicable law, Debtor shall pay Secured Party on demand the amount of all moneys expended and costs and expenses. Included in this reimbursement requirement are reasonable attorneys' fees, incurred by Secured Party in connection with or as a result of Secured Party's performing or observing any agreements in the name, place and stead of Debtor or taking such actions. Debtor shall also pay interest on these amounts from the date expended or incurred by Secured Party at the highest rate of interest then applicable to any of the Obligations.

6. POWER OF ATTORNEY. To further the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints Secured Party, or its delegate, as the attorney-in-fact of Debtor. Secured Party shall have the right, but not the duty, from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name of and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under paragraphs 3, 4, 5, 6 and 7 of this Continuing Security Agreement. This appointment is coupled with an interest.

7. LOCK BOX, COLLATERAL ACCOUNT. If Secured Party requests at any time, Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the exclusive control of Secured Party. Debtor authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments, received in the lock box. All deposits in the collateral account constitute proceeds of Collateral and do not constitute payment of any Obligation. At its option, Secured Party may, at any time, apply finally collected funds on deposit in the collateral account to the payment of the Obligations in any order of application as Secured Party wishes, or permit Debtor to withdraw all or any part of the balance on deposit in the collateral account. If a collateral account is established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into the collateral account, all payments on accounts and chattel paper received by Debtor. All payments shall be delivered to Secured Party in the form received, except for Debtor's endorsement where necessary. Until deposited in the collateral account, all payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

8. COLLECTION RIGHTS OF SECURED PARTY. Notwithstanding Secured Party's rights under Section 7 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may, at any time (both before and after the occurrence of an Event of Default) notify any account Debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to its account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any account debtor or other obligor.

9. ASSIGNMENT OF INSURANCE. Debtor assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

10.  EVENTS  OF  DEFAULT.   Each  of the following  occurrences  shall
constitute an event of default under this Agreement (herein called "Event of Default"):

      (a) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement in this Continuing Security Agreement binding on it.

      (b) Any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading.

      (c) A garnishment, summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor.

      (d) Debtor or any guarantor of any Obligation shall: (i) be or become insolvent (however defined); (ii) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; (iii) if a corporation, partnership, or organization, be dissolved or liquidated or, if a partnership, suffer the death of a partner or, if an individual, die; (iv) go out of business; or (v) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

11. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under Section 10 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

      (a) Declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand.

      (b) Exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice, which Debtor expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral. Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be considered commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action.

      (c) Exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 10(d)(ii), all Obligations shall be immediately due and payable without demand or notice. Secured Party is granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party believes necessary or appropriate to the disposition of any Collateral.

12. OTHER PERSONAL PROPERTY. Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of the Collateral, but which are located or found upon or within the Collateral, describing the property, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to the property without actual knowledge of the existence of the property or without actual knowledge that it was located or to be found upon or within the Collateral.

13. MISCELLANEOUS.

      (a) This Continuing Security Agreement does not contemplate a sale of accounts, or chattel paper.

      (b) Debtor agrees that each provision whose box is checked is part of this Continuing Security Agreement. This Continuing Security Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given.

     (c) Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies.

     (d) All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

      (e) All notices to be given to Debtor shall be considered sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records.

      (f) Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be considered fulfilled if Secured Party exercises reasonable care in physically safekeeping the Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application.

     (g) This Continuing Security Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party. Debtor waives notice of Secured Party's acceptance of this Continuing Security Agreement.

      (h) Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. Except to the extent otherwise required by law, this Continuing Security Agreement shall be governed by the internal laws of the state named as part of Secured Party's address above.

      (i) If any provision or application of this Continuing Security Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Continuing Security Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

      (j) All representations and warranties contained in this Continuing Security Agreement shall survive the execution, delivery and performance of this Continuing Security Agreement and the creation and payment of the Obligations.

     (k) If this Continuing Security Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly. All of the signers shall be bound both severally and jointly with the other(s). The Obligations shall include all debts, liabilities and obligations owed to Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally. All property described in
Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them.

14. ARBITRATION: Subject to the provisions of the next paragraph below, the Secured Party and the Debtor agree to submit to binding arbitration any and all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys and other agents) arising out of or relating to in any way (i) the Obligations and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. However, "Core Proceedings" under the United States Bankruptcy Code shall be exempted from arbitration. Such arbitration shall proceed in Las Vegas, Nevada, shall be governed by the Federal Arbitration Act (Title 9 of the United State Code), and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     Nothing in the preceding paragraph, nor the exercise of any right to arbitrate, shall limit the right of any party hereto (i) to foreclose against real or personal property collateral by the exercise of the power of sale, under a deed of trust, mortgage, or other pledge, security agreement or instrument, or applicable law; (ii) to exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any such judicial relief, or provisional or ancillary remedies, or exercise of self-help remedies.

      Arbitration under this Agreement shall be before a single arbitrator, who shall be a neutral attorney who has practiced in the area of commercial law for at least 10 years, selected in the manner established by the Commercial Arbitration Rules of the AAA.

PAUL-SON GAMING CORPORATION


By:  /S/ ERIC P. ENDY
     Eric P. Endy, President


By:  /S/ KIRK SCHERER
     Kirk Scherer, Treasurer, CFO

WHEN RECORDED MAIL TO:

                                          FOR RECORDER'S USE ONLY


                          DEED OF TRUST

THIS DEED OF TRUST IS DATED NOVEMBER 14, 1997, AMONG PAUL-SON GAMING SUPPLIES, INC., WHOSE ADDRESS IS 1700 INDUSTRIAL ROAD, LAS VEGAS, CLARK COUNTY, NEVADA 89102 (REFERRED TO BELOW AS "GRANTOR"); NORWEST BANK NEVADA, NATIONAL ASSOCIATION, WHOSE
ADDRESS IS 3300 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89102 (REFERRED TO BELOW SOMETIMES AS "LENDER" AND SOMETIMES AS "BENEFICIARY"); AND AMERICORP FINANCIAL, INC. A NEVADA CORPORATION, WHOSE ADDRESS IS P.O. BOX 11424 RENO, NEVADA 89510 (REFERRED TO BELOW AS "TRUSTEE").

CONVEYANCE AND GRANT. FOR VALUABLE CONSIDERATION, GRANTOR CONVEYS TO TRUSTEE IN TRUST, WITH POWER OF SALE, FOR THE BENEFIT OF LENDER AS BENEFICIARY, all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water and water rights flowing through, belonging or in anyway appertaining to the Real Property, and all of Grantor's water rights that are personal property under Nevada law, including without limitation all type 2 nonirrigation grandfathered rights (if applicable), all irrigation rights, all ditch rights, rights to irrigation district stock, all contracts for effluent, and all other contractual rights to water, and together with all rights (but none of the duties) of Grantor as declarant under any presently recorded declaration of covenants, conditions and restrictions affecting real property; and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, LOCATED IN CLARK COUNTY, STATE OF NEVADA (THE "REAL PROPERTY"):

     THAT PORTION OF THE WEST HALF (W 1/2) AND A PORTION OF THE NORTH HALF (N 1/2) OF SECTION 4, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B.&M, MORE PARTICULARLY DESCRIBED AS PARCEL TWO (2) AS SHOWN BY PARCEL MAP IN FILE 44, PAGE 15, RECORDED AUGUST 6, 1984, AS DOCUMENT NO. 1927769, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

THE  REAL  PROPERTY  OR  ITS ADDRESS IS COMMONLY  KNOWN  AS  1700
INDUSTRIAL   ROAD,  LASVEGAS,  NEVADA.  THE  REAL  PROPERTY   TAX
IDENTIFICATION NUMBER IS 162-04-609-009.

Grantor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants Lender a Uniform Commercial Code security interest in the Rents and the Personal Property defined below.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTES, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

2
Loan No.                (Continued)

DEFINITIONS.   The  following  words  shall  have  the  following
meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     BENEFICIARY.   The  word "Beneficiary"  means  Norwest  Bank
     Nevada,  National Association, its successors  and  assigns.
     Norwest Bank Nevada, National Association, also is referred to as "Lender" in this Deed of Trust.

     DEED OF TRUST. The words "Deed of Trust" mean this Deed of Trust among Grantor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

     GRANTOR.   The word "Grantor" means any and all persons  and
     entities executing this Deed of Trust, including without limitation all Grantors named above.

     GUARANTOR.  The word "Guarantor" means and includes  without
     limitation,   any   and   all  guarantors,   sureties,   and
     accommodation parties in connection with the Indebtedness.

     IMPROVEMENTS. The word "Improvements" means and includes without limitation all existing and future Improvements, fixtures, buildings, structures, mobile homes affixed on the Real Property, facilities, additions and other construction on the Real Property.

     INDEBTEDNESS. The word "Indebtedness" means all principal and interest payable under the Notes and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Trustee or Lender to enforce obligations of Grantor under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust. In addition to the Notes, the word "Indebtedness" includes all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor, or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Notes, whether voluntary or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated and whether Grantor may be liable individually or jointly with others, whether obligated as guarantor or otherwise, and whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations, and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER.   The  word  "Lender"  means  Norwest  Bank  Nevada,
     National Association, its successors and assigns.

     NOTES. The word "Notes" means, collectively, the Notes dated November 14, 1997, in the principal amounts of $1,000,000.00 AND $1,800,000.00, respectively, from Paul-Son
     Gaming Supplies, Inc. to Lender, and that certain guaranty of the Notes, dated November 14, 1997, from Grantor to Lender, together with all renewals, extensions, modifications, refinancings, and substitutions for the Notes.

     PERSONAL PROPERTY. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

3
Loan No.                (Continued)

     PROPERTY.  The word "Property" means collectively  the  Real
     Property and the Personal Property.

     REAL PROPERTY. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     RENTS. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

     TRUSTEE.   The  word  "Trustee"  means  Americorp Financial,
     Inc., a Nevada corporation, and any substitute or successor trustees.

GRANTOR'S WAIVERS. Grantor waives all rights or defenses arising by reason of any "one action" or "anti-deficiency" law, or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to a claim for deficiency, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale.

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Grantor shall pay to Lender all Indebtedness secured by this Deed of Trust as it becomes due, and Grantor shall strictly perform all their respective obligations under the Notes, this Deed of Trust, and the Related Documents.

STATUTORY COVENANTS. The following Statutory Covenants are hereby adopted and made a part of this Deed of Trust: Covenants 1, 3, 4, 5, 6, 7, 8 and 9, N.R.S. 107.030. The rate of interest default for Covenant No. 4 shall be 8.520%. The percent of counsel fees under Covenant No. 7 shall be 10%. Except for Covenants No. 6, 7 and 8, to the extent any terms of this Deed of Trust are inconsistent with the Statutory Covenants, the terms of this Deed of Trust shall control. Covenants 6, 7 and 8 shall control over the express terms of any inconsistent terms of this Deed of Trust.

POSSESSION AND MAINTENANCE OF THE PROPERTY.  Grantor agrees  that
Grantor's possession and use of the Property shall be governed by the following provisions:

     POSSESSION AND USE. Until the occurrence of an Event of Default, Grantor may (a) remain in possession and control of the Property, (b) use, operate or manage the property, and
     (c) collect any Rents from the Property.

     DUTY TO MAINTAIN. Grantor agrees to: (a) take reasonable care of the Property; (b) maintain it in good repair and condition; (c) replace all items of real and personal property in which Beneficiary has a security interest and which may wear out, or be lost, damaged or destroyed; (d) complete promptly and in good and workmanlike manner any building which may be constructed on the Real Property and restore promptly and in good and workmanlike manner any building which may be damaged, or destroyed, and to pay when due all claims for labor performed and materials furnished;
     (e) comply in all material respects with all laws affecting the Property or requiring any alterations or improvements to be made; (f) commit or permit no waste; (g) do no act which would unduly impair or depreciate the value of the Property as security; (h) do no act which would impair or abandon any water or other rights of whatever nature now or later appurtenant to the Real Property; (i) do no act which would remove or demolish any building on the Real Property; and
     (j) permit no condition to exist on or with respect to the Property which would wholly or partially invalidate any insurance.

4
Loan No.                (Continued)

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C.
     Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that:
     (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust and at Grantor's expense. Beneficiary, at its option, but without obligation to do so, may correct any condition violating any applicable environmental law affecting the Property, and in doing so shall conclusively be deemed to be acting reasonably and for the purpose of protecting the value of its collateral, and all costs of correcting a condition or violation shall be payable to Beneficiary by Grantor as provided in the Expenditures by Lender section of this Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

     NUISANCE, WASTE. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing. Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

5
Loan No.                (Continued)

     REMOVAL OF IMPROVEMENTS. Grantor shall not demolish or remove any Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

     LENDER'S  RIGHT  TO  ENTER.   Lender  and  its  agents   and
     representatives may enter upon the Real Property at all reasonable times to attend to Lender's Interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Deed of Trust.

     COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in Writing prior to doing so and so long as, in Lender's sole opinion. Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     DUTY TO PROTECT. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation or partnership, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock or partnership interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Nevada law. If Grantor is a corporation, the shareholders of Grantor shall not sell, pledge or assign any shares of the stock of Grantor without the prior written consent of Beneficiary. If Grantor is a partnership or joint venture, the partners or venturers shall not sell, pledge or assign any of their interests in Grantor and no general partners or joint ventures shall withdraw from or be admitted into Grantor without the prior written consent of Beneficiary."

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust.

     PAYMENT. Grantor shall pay when due (and in all events prior to delinquency) all taxes and assessments, including without limitation sales or use taxes in any state, local privilege or excise taxes based on gross revenues, special taxes, charges (including water and sewer), fines and impositions levied against Grantor or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the
     Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of
     Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust. Beneficiary shall have the right, but not the duty or obligation, to charge Grantor for any such taxes or assessments in advance of payment. In no event does exercise or non-exercise by Beneficiary of this right relieve Grantor from Grantor's obligation under this Deed of Trust or impose any liability whatsoever on Beneficiary.

6
Loan No.                (Continued)

           RIGHT TO CONTEST. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if
     requested  by  Lender,  deposit  with  Lender  cash   or   a
     sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorney's fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     EVIDENCE OF PAYMENT. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

     NOTICE OF CONSTRUCTION. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements. Lender reserves the right to require Grantor to obtain and record a surety bond to discharge any and all liens within fifteen (15) days of the date that Grantor or Lender receives notice, whichever occurs first.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

     MAINTENANCE OF INSURANCE. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender, together with such other insurance, including but not limited to hazard, liability, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of Insurance in form satisfactory to Lender including stipulation that coverages will not be canceled or diminished without at least thirty (30) days' prior written notice to Lender. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance to the extent such insurance is required and is or becomes available, for the term of the loan and for the full unpaid principal balance of the loan, or the maximum limit of coverage that is available, whichever is less.

     APPLICATION OF PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Grantor fails to do so within fifteen
     (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at its election, receive and retain the proceeds and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such

7
Loan No.                (Continued)


     expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

     UNEXPIRED INSURANCE AT SALE. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

     GRANTOR'S REPORT ON INSURANCE. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then-current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

EXPENDITURES BY LENDER. If Grantor fails to comply with any provision of this Deed of Trust, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Grantor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate charged under the Notes from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Notes and be apportioned among and be payable with any installment payments to become due during either
(i) the term of any applicable insurance policy or (ii) the remaining term of the Notes, or (c) be treated as a balloon payment which will be due and payable at the Notes' maturity. This Deed of Trust also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

     TITLE. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender, or have otherwise been previously disclosed to and accepted by Lender in writing in connection with this Deed of Trust, and
     (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

     DEFENSE OF TITLE. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

8
Loan No.                (Continued)

     COMPLIANCE WITH LAWS. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust.

     APPLICATION OF NET PROCEEDS. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or their repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

     PROCEEDINGS. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION   OF   TAXES,   FEES  AND  CHARGES   BY   GOVERNMENTAL
AUTHORITIES.   The following provisions relating to  governmental
taxes, fees and charges are a part of this Deed of Trust:

     CURRENT TAXES, FEES AND CHARGES. Upon request by Lender, Grantor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording ;or registering this Deed of Trust.

     TAXES. The following shall constitute taxes to which this section applies: (a) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (b) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Notes; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

     SUBSEQUENT TAXES. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY   AGREEMENT:   FINANCING  STATEMENTS.    The   following
provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

     SECURITY  AGREEMENT.   This instrument  shall  constitute  a
     security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code in effect in the State of Nevada, as amended from time to time.

9
Loan No.                (Continued)

     SECURITY INTEREST. Upon request by Lender, Grantor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

     ADDRESSES. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCE; ATTORNEY IN FACT. The following provisions relating to further assurances and attorney in fact are a part of this Deed of Trust.

     FURTHER ASSURANCES. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor under the Notes, this Deed of Trust, and the Related Documents, and (b) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing. Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

     ATTORNEY IN FACT. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purpose, Grantor hereby irrevocably appoints Lender as Grantor's attorney in fact for the purpose of making, executing delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

GENERAL PROVISIONS. The following general provisions are a part of this Deed of Trust:

     RELEASE OF INFORMATION. Grantor authorizes Beneficiary to furnish any information in its possession, however acquired, concerning Grantor or any of its affiliates to any person or entity, for any purpose which Beneficiary in good faith and in its sole discretion, believes to be proper, including without limitation, the disclosure of information to any actual or prospective lender to Grantor, any actual or prospective participant in a loan between Grantor and Beneficiary, any prospective purchaser of securities issued or to be issued by Beneficiary, and, to the extent permitted by law, any governmental body or regulatory agency, or in connection with the actual or prospective transfer of all or a portion of this Deed of Trust to another financial institution.

     PREPAYMENT. If this Deed of Trust or any obligation secured provides for any charge for prepayment of any Indebtedness secured, Grantor agrees to pay the charge if for any reason any Indebtedness shall be paid prior to the stated maturity date, notwithstanding that an Event of

10
Loan No.                (Continued)

     Default shall have caused the Indebtedness or all sums secured to be immediately due and payable, and whether or not payment is made prior to or at any sale held under this section. Grantor expressly (a) waives any rights it may have to prepay the Notes, in whole or in part, without penalty, upon acceleration of the maturity date for the Notes, and (b) agrees that if, for any reason, a prepayment of any or all of the Notes is made, whether voluntary or upon or following any acceleration of the maturity date for the Notes by Beneficiary on account of any default by Grantor, including buy not limited to any prohibited transfer, then Grantor shall be obligated to pay, concurrently, as a prepayment premium, the applicable sum specified here or in the Notes.

     PRIOR INDEBTEDNESS. Should there occur any default in any payment or performance of any Prior Indebtedness, (a) Beneficiary, without notice to or demand upon Grantor, and without releasing Grantor from any obligation may enter upon the Real Property for such purposes; (b) Beneficiary at any time and from time to time, prepay the Prior Indebtedness in whole or in part together with all premiums, penalties, or other payments required in connection with any such prepayment; (c) Beneficiary shall be entitled, without any grace period, to immediately exercise its rights and remedies for an Event of Default; and (d) the exercise of any right or authority granted with respect to such default shall not cure nor waive any default.

     LOAN ADVANCES. If any Indebtedness secured hereby is for the purpose of financing the construction of improvements to be completed on the Real Property in accordance with a construction loan agreement, or if any Indebtedness secured hereby arises under a revolving line of credit agreement, the consideration for this Deed of Trust is the present and future advancement of funds by Beneficiary in accordance with the provisions of such agreement, and this Deed of Trust shall secure all such advancements (regardless of amount) and the security priority of each such advancement shall be deemed to relate back to the date of this Deed of Trust, and this Deed of Trust shall have the full force, effect and benefits of a Deed of Trust to secure the amount of all such future advancements of money by Beneficiary to Grantor, outstanding and unpaid at any time, notwithstanding the fact that prior advances have been made and previously repaid.

     WAIVERS AND DEFENSES. Grantor hereby waives to the fullest extent permissible by law the right to plead any statue of limitations as a defense to any demand secured hereby. Grantor waives any requirements of presentment, demands for payment, notices of nonpayment or late payment, protest, notices of protest, notices of dishonor, and all other formalities. No offset or claim that Grantor now or may in the future have against Beneficiary shall relieve Grantor from paying installments or performing any other obligation herein or secured hereby. Grantor waives all rights or privileges it might otherwise have to require Trustee or Beneficiary to proceed against or exhaust the assets encumbered hereby or by assets encumbered hereby or by any other security document or instrument securing any promissory note or to proceed against any guarantor of such indebtedness, or to pursue any other remedy available to Beneficiary in any particular manner or order under the legal or equitable doctrine or principal of marshaling or suretyship, and further agrees that Trustee or Beneficiary may proceed, in the Event of Default against any or all of the assets encumbered hereby or by any other security documentation or instrument securing any promissory note, in such order and manner as Beneficiary in its sole discretion may determine. Any Grantor that has signed this Deed of Trust as a Guarantor, surety or accommodation party, or that has subjected its property to this Deed of Trust to secure the indebtedness of another, hereby expressly waives the benefits of the relevant provisions of Nevada statutes, and waives any defense arising by reason of any disability or other defense of Grantor or by reason of the cessation from any cause whatsoever of the liability of Grantor.

FULL PERFORMANCE. If Grantor pays all the Indebtedness when due, and otherwise performs all the obligation imposed upon Grantor under this Deed of Trust, Lender shall execute and deliver to Trustee a

11
Loan No.                (Continued)

request for full reconveyance without warranty and shall execute and deliver to Grantor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and Personal Property. Any reconveyance fee required by law shall be paid by Grantor, if permitted by applicable law.

DEFAULT.   Each of the following, at the option of Lender,  shall
constitute an event of default ("Event of Default") under this Deed of Trust:

     DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

     DEFAULT ON OTHER PAYMENTS. Failure of Grantor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     COMPLIANCE DEFAULT. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Notes or in any of the Related
     Documents.

     BREACHES. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Deed of Trust, the Notes or the Related Documents is, or at the time made or furnished was, false in any material respect.

     INSOLVENCY. The insolvency of Grantor, appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor, or the dissolution or termination of Grantor's existence as a going business (if Grantor is a business). Except to the extent prohibited by federal law or Nevada law, the death of Grantor (if Grantor is an individual) also shall constitute an Event of Default under this Deed of Trust.

     FORECLOSURE,   FORFEITURE,   ETC.    Commencement    of
     foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     OTHER EVENTS. Grantor abandons the Property the holder of any lien or security interest on the Property institutes foreclosure or other proceedings for the enforcement of its remedies thereunder or garnishment, attachment, levy or execution is issued against any of the Property or effects of the Grantor or any surety or guarantor hereof or any of the Property of any partnership of which Grantor is a partner.

     EVENTS AFFECTING PARTNERSHIPS AND PARTNERS. Any of the events set forth in this Events of Default section of this Deed of Trust occurs with respect to any general partner of Grantor or to any partnership of which Grantor is a partner or any general partner dies or becomes incompetent.

     BREACH OF OTHER AGREEMENT. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

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12
Loan No.                (Continued)

     EVENTS  AFFECTING  GUARANTOR.   Any  of  the  preceding
     events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

     ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     ACCELERATE INDEBTEDNESS. Lender shall have the right at its option to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay. In the event of any default based upon a transfer of the Property or of any interest therein, Beneficiary shall have the right, in lieu of declaring any Indebtedness immediately due and payable and exercising its rights and remedies, to do any one or more of the following:
     (a) increase the interest rate on all or any part of the Indebtedness or obligation secured, (b) require a principal pay-down on any Indebtedness or obligation secured and charge a loan fee and processing fee in connection with the transfer, (c) condition its forbearance upon the transferee agreeing to guarantee or assume the Indebtedness secured by executing a guaranty or assumption agreement in form and substance acceptable to Beneficiary, and (d) refuse to release Grantor from any liability or for the Indebtedness secured hereby except to the extent required by law. Consent to any transaction shall not be deemed to be consent or a waiver of the requirement of consent to any other transaction.

     FORECLOSURE. With respect to all or any part of the Real Property, the Trustee shall have the right to foreclosure by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law. To the extent permitted by law, Grantor shall be and remain liable for any deficiency remaining after sale, either pursuant to the power of sale or judicial proceedings.

     UCC  REMEDIES.  With respect to all or any part of  the
     Personal Property, Lender shall have all the rights and
     remedies   of   a  secured  party  under  the   Uniform
     Commercial Code.

     COLLECT RENTS. Lender shall have the right, without notice to Grantor, to take possession of an manage the Property and collect the Rents, including the amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney in fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     APPOINT RECEIVER. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the

13
Loan No.                (Continued)

     Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     TENANCY AT SUFFERANCE. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

     OTHER REMEDIES. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Notes or by law.

     NOTICE OF SALE. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall man notice given at least ten (10) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

     SALE OF THE PROPERTY. To the extent permitted by applicable law, Grantor hereby waives any and all rights to have the Property marshalled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property, together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

     WAIVER; ELECTION OF REMEDIES. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Notes, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Deed of Trust after failure of Grantor to perform shall not affect Lender's right to declare a default and to exercise any of its remedies.

     ATTORNEYS' FEES; EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the applicable Note rate from the date of expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

14
Loan No.                (Continued)

     RIGHTS OF TRUSTEE. Trustee shall have all of the rights and duties of Lender as set forth in this section

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

     POWERS OF TRUSTEE. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and
     Grantor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

     OBLIGATIONS TO NOTIFY. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Grantor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

     TRUSTEE. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

     SUCCESSOR TRUSTEE. Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of Clark County, Nevada. The instrument shall contain, in addition to all other matters  required  by  state  law,  the  names  of  the
     original Lender, Trustee, and Grantor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Deed of Trust shall be in writing and shall be effective when actually delivered or, if mailed, shall be deemed effective when deposited in the United States mail, first class, registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. For notice purposes, Grantor agrees to keep Lender and Trustee informed at all times of Grantor's current address.

MISCELLANEOUS   PROVISIONS.   The  following   miscellaneous
provisions are a part of this Deed of Trust:

15
Loan No.                (Continued)

     AMENDMENTS. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     ANNUAL REPORTS. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

     APPLICABLE LAW.  This Deed of Trust has been  delivered
     to Lender and accepted by Lender in the State of Nevada. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Nevada.

     CAPTION HEADINGS. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

     MERGER. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Deed of Trust in all other respects shall remain valid and enforceable.

     SUCCESSORS AND ASSIGNS. Subject to the limitations stated in this Deed of Trust on transfer of Grantor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Deed of Trust.

     WAIVERS AND CONSENTS. Lender shall not be deemed to have waived any rights under this Deed of Trust (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or any of Grantor's obligations as to any future transactions. Whenever consent by Lender is required in this Deed of Trust, the

16
Loan No.                (Continued)

     granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

     WAIVER OF HOMESTEAD EXEMPTION. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Nevada as to all Indebtedness secured by this Deed of Trust.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS  OF
     THIS DEED OF TRUST, AND GRANTOR AGREES TO ITS TERMS.

     PAUL-SON GAMING SUPPLIES, INC


     By:  /S/ ERIC P. ENDY
          Eric P. Endy, Executive Vice President


     By:  /S/ KIRK SCHERER
          Kirk Scherer, Treasurer, CFO

                         ACKNOWLEDGMENT

     STATE OF NEVADA     )
                         ) ss.
     COUNTY OF CLARK     )


     The foregoing instrument was acknowledged before me this 14th day of November, 1997, by Eric P. Endy and Kirk Scherer, Executive Vice President and Treasurer, CFO, respectively of Paul-Son Gaming Supplies, Inc. on behalf of the corporation.

     Given under my hand and official seal this 14th day of November, 1996.

     By: /S/ KAREN L. KOWIS   Residing at 3300 W. SAHARA
          Notary Public

     My commission will expire:   June 13, 1999

                  REQUEST FOR FULL RECONVEYANCE
    (To be used only when obligations have been paid in full)

To: _____________________________, Trustee

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the Notes secured by this Deed of Trust (which are delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:
________________________________________________________________.

Date:  _______________________     Norwest Bank Nevada, National
                                   Association


                                   By: __________________________
                                   Its: _________________________